Exhibit 99.1

November 8, 2017

Tetra Tech Reports Fourth Quarter and Fiscal 2017 Results

•	Record quarterly and annual revenue of $735 million and $2.8 billion

•	Record quarterly operating income of $55 million, up 16% year-over-year

•	Record annual operating income of $183 million, up 35% year-over-year

•	Record backlog of $2.54 billion, up 7% year-over-year

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK) today announced results for the fourth quarter and fiscal year ended October 1, 2017.

Fourth Quarter Results

For the fourth quarter, Tetra Tech generated record high quarterly revenue, quarterly income and backlog. Results are summarized as follows:

	GAAP		Ongoing Operations[1]
$ million (except EPS data)	Q4-17	% Y/Y	Q4-17	% Y/Y
Revenue	$735	+1%	$729	+10%
Net Revenue[2]	$534	+1%	$533	+9%
Operating Income	$55	+16%	$57	+18%
EPS	$0.60	+13%	$0.63	+15%
Backlog	$2,541	+7%	$2,536	+8%

Quarterly Dividend and Share Repurchase Program

On November 6, 2017, Tetra Tech’s Board of Directors declared a quarterly dividend of $0.10 per share payable on December 15, 2017 to stockholders of record as of November 30, 2017. Additionally, the Company has $100 million remaining under the previously approved $200 million share repurchase program.

Comments on Results

Tetra Tech’s Chairman and CEO, Dan Batrack commented, “Tetra Tech had an excellent fourth quarter and finish to a strong fiscal 2017. During the fourth quarter, we generated our highest quarterly revenue, operating income and EPS in the Company’s history. We continue to see demand for our high-end water, environment and infrastructure services, which contributed to our seventh consecutive quarterly increase in backlog. With our record backlog, we’re entering fiscal 2018 in a stronger position than ever.”

_________________________________

1 Refer to Reconciliation of Revenue and Operating Results table for a reconciliation to GAAP. All year-over-year percentages for the fiscal year and the fourth quarter exclude the additional week in Q4-16 as compared to Q4-17. The Company believes the information presented for the one-week difference provides important data for comparative purposes.
2 Tetra Tech’s revenue includes a significant amount of subcontractor costs and, therefore, the Company believes revenue, net of subcontractor costs, which is a non-GAAP financial measure, provides a valuable perspective on its business.

Fiscal Year Results

For fiscal 2017, Tetra Tech generated record high revenue, income and backlog. Results are summarized as follows:

$ million (except EPS data)	GAAP		Ongoing Operations[1]
	Fiscal 2017	% Y/Y	Fiscal 2017	% Y/Y
Revenue	$2,753	+7%	$2,735	+10%
Net Revenue	$2,034	+5%	$2,034	+8%
Operating Income	$183	+35%	$191	+15%
EPS	$2.04	+44%	$2.13	+16%
Backlog	$2,541	+7%	$2,536	+8%

Fiscal Year 2018 Segments

Beginning in fiscal 2018, we further aligned our operations to better serve our clients and markets, resulting in two renamed reportable segments. Our Government Services Group ("GSG") reportable segment will primarily include activities with U.S. government clients (federal, state and local) and all activities with development agencies worldwide. Our Commercial/International Services Group ("CIG") reportable segment will primarily include activities with U.S. commercial clients and all international activities other than work for development agencies. This will allow us to capitalize on our growing market opportunities and enhance the development of high-end consulting and technical solutions to meet our growing client demand.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Tetra Tech expects diluted EPS for the first quarter of fiscal 2018 to be in the range of $0.50 to $0.55. Net revenue for the first quarter is expected to range from $500 million to $525 million. For fiscal 2018, Tetra Tech expects diluted EPS to be in the range of $2.20 to $2.40 and net revenue to range from $2.05 billion to $2.15 billion.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter and fiscal year 2017 results through a link posted on the Company’s website at tetratech.com on November 9, 2017 at 8:00 a.m. (PT).

Reconciliation of Revenue and Operating Results

In thousands (except EPS data)

	Three Months Ended			Fiscal Year Ended
	Oct. 1, 2017	Oct. 2, 2016	% Y/Y	Oct. 1, 2017	Oct. 2, 2016	% Y/Y

Revenue	$735,188	$728,508	1%	$2,753,360	$2,583,469	7%
RCM	(5,805)	(15,369)		(18,207)	(52,150)
Ongoing revenue	$729,383	$713,139	2%	$2,735,153	$2,531,319	8%
Ongoing revenue (52 wks)	$729,383	$662,200	10%	$2,735,153	$2,483,558	10%

Revenue	$735,188	$728,508	1%	$2,753,360	$2,583,469	7%
Subcontractor costs	(201,161)	(197,658)		(719,350)	(654,264)
Net revenue	$534,027	$530,850	1%	$2,034,010	$1,929,205	5%
RCM	(919)	(4,730)		86	(17,267)
Ongoing net revenue	$533,108	$526,120	1%	$2,034,096	$1,911,938	6%
Ongoing net rev. (52 wks)	$533,108	$488,540	9%	$2,034,096	$1,875,864	8%

Operating income	$54,647	$47,189	16%	$183,342	$135,855	35%
Earn-out (gain) expense	225	—		(6,923)	2,823
RCM	1,953	2,144		14,712	11,834
Acq. & integration	—	2,632		—	19,548
Ongoing operating income	$56,825	$51,965	9%	$191,131	$170,060	12%
Ongoing op. inc. (52 wks)	$56,825	$48,253	18%	$191,131	$166,851	15%

EPS	$0.6	$0.53	13%	$2.04	$1.42	44%
Earn-out (gain) expense	—	—		(0.08)	0.03
RCM	0.03	0.03		0.17	0.14
Acq. & integration	—	0.03		—	0.29
Coffey debt prepayment	—	—		—	0.03
Retroactive R&D tax	—	—		—	(0.03)
Ongoing EPS	$0.63	$0.59	7%	$2.13	$1.88	13%
Ongoing EPS (52 wks)	$0.63	$0.55	15%	$2.13	$1.84	16%

About Tetra Tech

Tetra Tech is a leading, global provider of consulting and engineering services. We are differentiated by Leading with Science® to provide innovative technical solutions to our clients. We support global commercial and government clients focused on water, environment, infrastructure, resource management, energy, and international development. With more than 16,000 associates worldwide, Tetra Tech provides clear solutions to complex problems. For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements
This news release contains forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include information concerning future events and the future financial performance of Tetra Tech that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are urged to read the documents filed by Tetra Tech with the SEC, specifically the most recent reports on Form 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify risk factors that could cause actual results to differ materially from the forward-looking statements. Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release are: continuing worldwide political and economic uncertainties; the new U.S. Administration’s potential changes to fiscal and tax policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; and the ability to impede a business combination based on Delaware law and charter documents. Any projections in this release are based on limited information currently available to Tetra Tech, which is subject to change. Although any such projections and the factors influencing them will likely change, Tetra Tech will not necessarily update the information, since Tetra Tech will only provide guidance at certain points during the year. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release.

Tetra Tech, Inc.
Consolidated Balance Sheets
(unaudited - in thousands, except par value)

	October 1, 2017	October 2, 2016

Assets
Current Assets:
Cash and cash equivalents	$189,975	$160,459
Accounts receivable net	788,767	714,336
Prepaid expenses and other current assets	49,969	46,262
Income taxes receivable	13,312	14,371
Total current assets	1,042,023	935,428

Property and equipment - net	56,835	67,827
Investments in and advances to unconsolidated joint ventures	2,700	2,064
Goodwill	740,886	717,988
Intangible assets - net	26,688	48,962
Deferred income taxes	1,763	630
Other long-term assets	31,850	27,880
Total Assets	$1,902,745	$1,800,779

Liabilities and Equity
Current Liabilities:
Accounts payable	$177,638	$158,773
Accrued compensation	143,408	129,184
Billings in excess of costs on uncompleted contracts	117,499	88,223
Current portion of long-term debt	15,588	15,510
Current contingent earn-out liabilities	2,024	4,296
Other current liabilities	81,511	85,100
Total current liabilities	537,668	481,086

Deferred income taxes	43,781	60,348
Long-term debt	341,283	331,501
Long-term contingent earn-out liabilities	414	4,461
Other long-term liabilities	50,975	53,980

Commitments and contingencies

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares
issued and outstanding at October 1, 2017 and October 2, 2016	—	—
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 55,873 and 57,042 shares at October 1, 2017 and
October 2, 2016, respectively	559	570
Additional paid-in capital	193,835	260,340
Accumulated other comprehensive loss	(98,500)	(128,008)
Retained earnings	832,559	736,357
Tetra Tech stockholders' equity	928,453	869,259
Noncontrolling interests	171	144
Total equity	928,624	869,403
Total Liabilities and Equity	$1,902,745	$1,800,779

Tetra Tech, Inc.
Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	October 1,	October 2,	October 1,	October 2,
	2017	2016	2017	2016

Revenue	$735,188	$728,508	$2,753,360	$2,583,469
Subcontractor costs	(201,161)	(197,658)	(719,350)	(654,264)
Other costs of revenue	(433,003)	(433,671)	(1,680,372)	(1,598,994)
Gross profit	101,024	97,179	353,638	330,211
Selling, general and administrative expenses	(46,152)	(47,358)	(177,219)	(171,985)
Acquisition and integration expenses	—	(2,632)	—	(19,548)
Contingent consideration - fair value adjustments	(225)	—	6,923	(2,823)
Operating income	54,647	47,189	183,342	135,855
Interest expense - net	(2,779)	(2,888)	(11,581)	(11,389)
Income before income tax expense	51,868	44,301	171,761	124,466
Income tax expense	(17,381)	(13,117)	(53,844)	(40,613)
Net income including noncontrolling interests	34,487	31,184	117,917	83,853
Net income from noncontrolling interests	(20)	(79)	(43)	(70)
Net income attributable to Tetra Tech	$34,467	$31,105	$117,874	$83,783

Earnings per share attributable to Tetra Tech:
Basic	$0.61	$0.54	$2.07	$1.44
Diluted	$0.60	$0.53	$2.04	$1.42

Weighted-average common shares outstanding:
Basic	56,338	57,309	56,911	58,186
Diluted	57,326	58,192	57,913	58,966

Cash dividends paid per share	$0.10	$0.09	$0.38	$0.34

Tetra Tech, Inc.
Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Twelve Months Ended
	October 1,	October 2,
	2017	2016

Cash flows from operating activities:
Net income including noncontrolling interests	$117,917	$83,853

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	45,756	45,588
Equity in income of unconsolidated joint ventures	(4,699)	(1,652)
Distributions of earnings from unconsolidated joint ventures	4,052	2,796
Stock-based compensation	13,450	12,964
Excess tax benefits from stock-based compensation	—	(918)
Deferred income taxes	(9,957)	6,051
Provision for doubtful accounts	2,847	8,082
Fair value adjustments to contingent consideration	(6,923)	2,823
Gain on disposal of property and equipment	(103)	(537)
Lease termination costs and related asset impairment	0	2,946

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(64,781)	9,062
Prepaid expenses and other assets	(8,317)	3,720
Accounts payable	18,597	(3,002)
Accrued compensation	13,413	8,434
Billings in excess of costs on uncompleted contracts	28,298	(13,874)
Other liabilities	2,167	(19,321)
Income taxes receivable/payable	(13,725)	(4,995)
Net cash provided by operating activities	137,992	142,020

Cash flows from investing activities:
Capital expenditures	(9,741)	(11,945)
Payments for business acquisitions, net of cash acquired	(8,039)	(81,259)
Changes in restricted cash	—	(2,519)
Proceeds from sale of property and equipment	905	3,076
Investments in unconsolidated joint ventures	(85)	(1,368)
Net cash used in investing activities	(16,960)	(94,015)

Cash flows from financing activities:
Payments on long-term debt	(233,865)	(148,485)
Proceeds from borrowings	243,553	229,049
Payments of contingent earn-out liabilities	(1,319)	(3,251)
Debt pre-payment costs	—	(1,935)
Excess tax benefits from stock-based compensation	—	918
Repurchases of common stock	(100,000)	(99,500)
Distributions paid to noncontrolling interests	(24)	(402)
Dividends paid	(21,672)	(19,735)
Net proceeds from issuance of common stock	18,555	17,953
Net cash used in financing activities	(94,772)	(25,388)

Effect of foreign exchange rate changes on cash	3,256	2,516

Net increase in cash and cash equivalents	29,516	25,133
Cash and cash equivalents at beginning of year	160,459	135,326
Cash and cash equivalents at end of year	$189,975	$160,459

Supplemental information:
Cash paid during the year for:
Interest	$11,504	$12,575
Income taxes, net of refunds received of $2.1 million and $3.2 million	$72,578	$35,273

Tetra Tech, Inc.
Regulation G Information
October 1, 2017

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")
(in millions)
			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total
Consolidated (as reported)
Revenue	2,483.8	2,299.3	560.7	627.4	1,188.1	666.9	1,855.0	728.5	2,583.5	668.9	663.8	1,332.6	685.5	2,018.2	735.2	2,753.4
Subcontractor Costs	(623.9)	(580.6)	(139.8)	(148.6)	(288.4)	(168.2)	(456.6)	(197.7)	(654.3)	(179.3)	(151.8)	(331.1)	(187.1)	(518.2)	(201.2)	(719.4)
Net Revenue	1,859.9	1,718.7	420.9	478.8	899.7	498.7	1,398.4	530.8	1,929.2	489.6	512.0	1,001.5	498.4	1,500.0	534.0	2,034.0

WEI Segment
Revenue	1,018.5	993.6	240.4	226.0	466.4	264.7	731.1	297.2	1,028.3	287.1	268.9	556.1	279.6	835.7	310.7	1,146.4
Subcontractor Costs	(207.4)	(230.4)	(61.0)	(59.6)	(120.6)	(73.4)	(194.0)	(80.9)	(274.8)	(86.1)	(68.3)	(154.4)	(69.5)	(223.9)	(75.6)	(299.5)
Net Revenue	811.1	763.2	179.4	166.4	345.8	191.3	537.1	216.3	753.5	201.0	200.6	401.7	210.1	611.8	235.1	846.9

RME Segment
Revenue	1,332.6	1,282.0	315.7	403.9	719.7	414.9	1,134.5	435.2	1,569.7	396.0	418.9	814.9	417.5	1,232.4	434.0	1,666.4
Subcontractor Costs	(363.3)	(349.9)	(81.4)	(94.6)	(175.9)	(109.9)	(285.9)	(125.3)	(411.2)	(109.3)	(103.9)	(213.1)	(130.0)	(343.2)	(136.0)	(479.2)
Net Revenue	969.3	932.1	234.3	309.3	543.8	305.0	848.6	309.9	1,158.5	286.7	315.0	601.8	287.5	889.2	298.0	1,187.2

Ongoing Operations
Revenue	2,262.7	2,212.7	539.9	616.6	1,156.5	661.7	1,818.2	713.1	2,531.3	660.7	663.8	1,324.4	681.3	2,005.8	729.4	2,735.2
Subcontractor Costs	(482.3)	(517.3)	(126.2)	(140.8)	(267.0)	(165.4)	(432.4)	(187.1)	(619.4)	(172.9)	(148.1)	(321.0)	(183.8)	(504.8)	(196.3)	(701.1)
Net Revenue	1,780.4	1,695.4	413.7	475.8	889.5	496.3	1,385.8	526.0	1,911.9	487.8	515.7	1,003.4	497.5	1,501.0	533.1	2,034.1

RCM Segment
Revenue	221.1	86.6	20.8	10.8	31.6	5.2	36.8	15.4	52.2	8.2	0	8.2	4.2	12.4	5.8	18.2
Subcontractor Costs	(141.6)	(63.3)	(13.6)	(7.8)	(21.4)	(2.8)	(24.2)	(10.6)	(34.9)	(6.4)	(3.7)	(10.1)	(3.3)	(13.4)	(4.9)	(18.3)
Net Revenue	79.5	23.3	7.2	3.0	10.2	2.4	12.6	4.8	17.3	1.8	(3.7)	(1.9)	0.9	(1.0)	0.9	(0.1)

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA
(in thousands)
			2016							2017
	2014	2015	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total

Net Income Attributable to Tetra Tech	108,266	39,074	23,239	3,744	26,983	25,694	52,678	31,105	83,783	26,562	26,862	53,424	29,983	83,407	34,467	117,874
Interest Expense[1]	9,490	7,363	1,660	4,251	5,911	2,590	8,501	2,888	11,389	2,908	3,099	6,007	2,795	8,802	2,779	11,581
Depreciation[2]	26,452	23,110	5,303	5,968	11,271	5,912	17,183	5,573	22,756	5,251	5,764	11,015	5,345	16,360	5,848	22,207
Amortization[2]	27,288	20,206	4,311	5,447	9,757	6,331	16,088	5,990	22,078	5,940	5,898	11,838	5,607	17,445	5,341	22,786
Contingent Consideration	(58,694)	(3,113)	1,001	1,822	2,823	0	2,823	0	2,823	0	(7,149)	(7,149)	0	(7,149)	225	(6,923)
Goodwill and other IA Impairment	0	60,763	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Income Tax Expense	35,668	41,093	8,030	8,661	16,692	10,805	27,497	13,117	40,613	10,358	12,990	23,348	13,114	36,462	17,382	53,844

EBITDA	148,470	188,496	43,544	29,893	73,437	51,332	124,770	58,673	183,442	51,019	47,464	98,483	56,844	155,327	66,042	221,369

Acquisition Expenses	0	0	0	7,925	7,925	0	7,925	0	7,925	0	0	0	0	0	0	0
Integration Expenses	0	0	0	7,986	7,986	1,005	8,991	2,632	11,623	0	0	0	0	0	0	0
RCM	42,193	6,813	5,089	201	5,291	3,840	9,131	1,968	11,098	2,887	7,970	10,857	1,127	11,984	1,666	13,650

Ongoing EBITDA	190,663	195,309	48,633	46,005	94,639	56,177	150,817	63,273	214,088	53,906	55,434	109,340	57,971	167,311	67,708	235,019

1 Includes amortization of deferred financing fee
2 Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee